SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 13, 1998

                             ADEPT TECHNOLOGY, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

        000-27122                                       94-29000635
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(Commission File Number)                    (I.R.S. Employer Identification No.)

150 Rose Orchard Way, San Jose, California                95134
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(Address of Principal Executive Offices)                (Zip Code)

                                 (408) 432-0888
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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


Item 7.      Financial Statements and Exhibits.

                    (c)    Exhibits

                    Exhibit
                    Number             Description
                    ------             -----------
                    99.1               Press Release of Adept Technology, Inc.
                                       dated as of February 9, 1998 announcing
                                       Adept's intent to acquire RoboElektronik
                                       GmbH.

                    99.2               Press Release of Adept Technology, Inc.
                                       dated as of February 17, 1998 announcing the acquisition of RoboElektronik GmbH.


Item 9.      Sale of Equity Securities pursuant to Regulations S.

         On February 12, 1998, the Board of Directors of Adept Technology, Inc. (the "Company") approved the acquisition (the "Acquisition") of RoboElektronik GmbH, a limited liability company organized under the laws of Germany ("RoboElektronik") and based in Munich, Germany, through the acquisition of all of the outstanding share capital of RoboElektronik. The Acquisition was completed February 13, 1998 pursuant to a Share Purchase Agreement dated as of February 13, 1998 (the "Purchase Agreement") among the Company and the shareholders of RoboElektronik. The Acquisition did not involve a significant amount of assets (as contemplated by Item 2 of Form 8-K and Instruction 4 thereto). In connection with the Acquisition, the Company issued an aggregate of 24,252 shares of its Common Stock (the "Adept Shares") to the former shareholders of RoboElektronik.

         The Adept Shares issued in connection with the Acquisition were sold in reliance on the exemption(s) from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Regulation S and/or Regulation D promulgated thereunder. The Adept Shares are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. The Company has advised the former shareholders of RoboElektronik that the Adept Shares will be subject to restrictions on transfer for a minimum of one year from the date of acquisition and, absent registration, may be sold or transferred only in reliance on Rule 144 under the Securities Act or an opinion of counsel in form and substance satisfactory to the Company that an exemption from the registration requirements of the Securities Act is otherwise available in connection with such sale or transfer.

             In connection with the Acquisition, the Company obtained representations from the shareholders of RoboElektronik to the effect that each such holder was not a "U.S. Person" within the meaning of Regulation S. The offer of the Adept Shares was made in an offshore transaction, and neither the Company, any distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing made any directed selling efforts with respect to the Adept Shares in the United States.

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


                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 20, 1998
                                                 ADEPT TECHNOLOGY, INC.


                                                 By: /s/ Betsy A. Lange
                                                     ---------------------------
                                                 Betsy A. Lange
                                                 Vice President, Finance and
                                                 Chief Financial Officer

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


                             ADEPT TECHNOLOGY, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS



             Exhibit
             Number             Exhibit Title
             ------             -------------
             99.1               Press Release of Adept Technology, Inc. dated as
                                of February 9, 1998 announcing Adept's intent to acquire RoboElektronik GmbH.

             99.2 Press Release of Adept Technology, Inc. dated as of February 17, 1998 announcing the acquisition of RoboElektronik GmbH.

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